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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 26, 2002

                        COVAD COMMUNICATIONS GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                 000-25271              77-0461529
(State or Other Jurisdiction      (Commission           (IRS Employer
     of Incorporation)            File Number)        Identification No.)



3420 Central Expressway, Santa Clara, California               95051
     (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (408) 616-6500

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Item 5.  Other Events.

     On July 26, 2002, Covad Communications Group, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Exhibits.

         99.1   Press Release dated July 26, 2002.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COVAD COMMUNICATIONS GROUP, INC.


Date: July 26, 2002                      By: /s/ Brad Sonnenberg
                                             -----------------------------------
                                                 Brad Sonnenberg
                                                 Senior Vice President and
                                                  General Counsel

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EXHIBIT INDEX

Exhibit No.                  Description
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99.1                         Press Release dated July 26, 2002.